Exhibit  99.906.CERT
                                                            --------------------


       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: September 21, 2004
     --------------------


                                           By: /s/ Jean Bernhard Buttner
                                              ---------------------------------
                                                   Jean Bernhard Buttner
                                                   Chairman and President
                                              Value Line Aggressive Income Trust

                                                            Exhibit  99.906.CERT
                                                            --------------------



       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
        PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Aggressive Income Trust(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 7/31/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: September 21, 2004


                                   By: /s/ David T. Henigson
                                      ------------------------------------------
                                           David T. Henigson
                                       Vice President and Secretary/Treasurer
                                         Value Line Aggressive Income Trust